Huntington ForeRetirement Variable Annuity

Supplement Dated January 15, 2016 to your

Prospectus dated May 1, 2015

Huntington VA Dividend Capture Fund

Huntington VA Situs Fund

Effective December 31, 2015, Huntington Asset Advisors, Inc. was acquired by Rational Capital LLC and renamed Rational Advisors, Inc.

Effective December 31, 2015, Rational Advisors, Inc. is the investment adviser to the Huntington VA Dividend Capture Fund and the Huntington VA Situs Fund (each a “Fund”).

References to Huntington Asset Advisors, Inc. currently serving as investment adviser to each of the above referenced Funds in Appendix C of your Prospectus are hereby deleted and replaced with Rational Advisors, Inc.

This Supplement Should Be Retained For Future Reference.

HFR-011516-IA